UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)  January  13, 2010 (January 12, 2010)

Overstock.com, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

6350 South 3000 East

Salt Lake City, Utah 84121

(Address of principal executive offices)

(801) 947-3100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

An article posted on The New York Observer late on January 12, 2009 stated that Patrick Byrne, Chief Executive Officer of Overstock.com, Inc. (the “Company”) had stated “at deadline that the company is about to report its first annual profit.”

On November 3, 2009, during the Company’s regularly-scheduled Q3 2009 conference call Mr. Byrne had stated, in response to a question, “I do think that after the fourth quarter we should have a GAAP profitable year.”  This Report on Form 8-K is being filed as Mr. Byrne’s January 12, 2009 statement may be viewed as an update of his November 3, 2009 statement.

The Company has not yet completed its financial statements for the year ended December 31, 2009.  The Company intends to issue a press release containing financial results for the year ended December 31, 2009 when they are available.

A copy of the article posted to The New York Observer on January 12, 2010 is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished with this report:

99.1.                  Article posted to The New York Observer on January 12, 2010

Certain statements contained in this Form 8-K include statements that are “forward-looking statements,” including all statements of expectations that the Company will have been profitable for the year ended December 31, 2009.  There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ Mark Griffin
Mark Griffin
General Counsel
Date:	January 13, 2010